Integration Plans and Progress January 23, 2013 Exhibit 99.1

Important Information for Investors and
Security Holders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The proposed merger transaction between SuperMedia Inc. (“SuperMedia”)
and Dex One Corporation (“Dex”) will be submitted to the respective stockholders of SuperMedia and Dex.  In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex (“Newdex”) has filed with the
Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, as amended, that includes a joint proxy statement/prospectus to be used by SuperMedia and Dex to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex.  INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND
JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus
(when available) and other relevant documents filed by SuperMedia and Dex with the SEC from the SEC’s website at
on SuperMedia’s website at                                     under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272.  Copies of the documents filed by
SuperMedia and Dex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex’s proxy statement relating to its 2012 Annual Meeting of
Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources described above.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.
Forward-Looking Statements
Certain statements contained in this document are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts.  Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,”
“predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.
Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.
With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex and
SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex or SuperMedia; failure to receive the approval of the stockholders of either Dex or SuperMedia for the transaction; the bankruptcy court failing to confirm the pre-packaged plan of reorganization if cases are filed under Chapter 11 of the U.S. bankruptcy code; and difficulties in connection with the process of integrating Dex and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel.  These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex has filed with the
SEC in connection with the proposed transaction.
None of Dex, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.
www.supermedia.com
Dex with the SEC will be available free of charge on Dex’s website at under the tab “Investors” or by contacting Dex’s Investor Relations Department at (800) 497-6329.
www.dexone.com
Copies of the documents filed by SuperMedia with the SEC will be available free of charge
www.sec.gov .

3 Table of Contents Summary Synergy Assessment Integration Governance and Process Phase 1 Phase 2 Synergies Digital Integration Current Situation

Summary Synergy Assessment

Synergy Assessment
Numerous assessments of synergy opportunities from
the merger over the last six months established and
confirmed expected synergies of $150m - $175m over
the next three years
SuperMedia management’s and DexOne management’s estimates
and diligence processes
Alvarez & Marsal reviewed management’s estimates in detail
John Mieske, Independent Integration Lead with much experience in the industry
Integration teams
As part of the negotiation process, the Steering
Committee retained FTI Consulting, who completed
due diligence on management’s plans and
assessment of synergies

Cost to Achieve Synergies
Expense synergies actions are expected to be implemented in 2013 and ~70% of the run rate synergies expected to be realized in 2014
Total cost to achieve synergies of $100-120 million offset by realization of synergy benefit over the same time period
The combined company will benefit from the increased scale and cost efficiencies.
We have not modeled any revenue synergies
Expense Synergies
Cumulative Net Synergies -17 87 262 437
Cumulative Gross Synergies 60 185 360 535
Expected cumulative gross synergies of $535MM through 2016
0
50
100
150
200
2013E 2014E 2015E 2016E
2013E-2016E Expense Synergies Summary

Vast majority of the synergies are associated with overhead and support functions
Alvarez & Marsal Transaction Advisory Group, LLC (“A&M”) was retained by
SuperMedia to evaluate management’s expense synergy estimates and the one-time costs to achieve.
The companies have made significant progress towards developing an integration plan over the past several months and anticipate being able to begin implementing this plan immediately upon close
Expense Synergies – Prior View
Category Low High Description
Print Product, Publishing 25           30
Paper, printing and distribution economies of scale & process/vendor management redundancies
Digital Product Costs 20           25            Traffic acquisition efficiencies and fulfillment redundancies
Sales, Marketing, Advertising 40           45
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 20           25            Platform consolidation, vendor consolidation and support efficiencies
Corporate, Operational Overhead 45           50
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150          175

Integration Governance and Process

Integration Planning and Implementation
Process
4 Phase Approach
A well thought out, disciplined and proven approach.
Phase 1:
Evaluate current processes, organization and performance
Phase 2:
Agree upon strategy, priorities and objectives to drive
transformation and growth of the combined company post-merger;
creating an integration plan with preliminary organizational design and targets and action plans to get to the end state
Phase 3:
Refine integration plan and organizational design; begin staffing process to support the plans
Phase 4:
Execution of the integration plan
This process is being guided by an independent consultant who is an experienced financial executive with deep knowledge of the dynamics of the local media industry and the operations of our businesses
Completed
Under
review and
subject to
further
revisions

Integration Governance
Functional Teams – 2 Leaders
from each Company
•
Local Sales
•
National Sales
•
Sales Training
•
Sales Planning/Operations
•
Marketing
Central/Field/Communications
•
Digital Marketing
•
Information Technology
•
Billing, Credit and Collections
•
Print and Distribution
•
Customer Care
•
Publishing/Graphics/Digital
operations
•
Human Resources
•
Legal
•
Accounting/Tax/Internal Audit
•
FP&A/Business Support
•
Treasury/Investor Relations
•
Strategy/Business
Planning/Business development
•
Real Estate/Procurement
Core Integration
Team
John Mieske - Lead
Tad Doering
Mike Tracy
Stephen Setian
Paul Bonzagni
Doug Heatherly
Greg Gulden
Pat Bradford
Satish Shetty
Josh Mohr
Angelo Marchese
Comprehensive, collaborative and cross functional review and accountability.
Dex Media
Leadership
Peter McDonald
Dee Jones
Functional and Core team
members are  leaders  and
experts (Directors and
above) from each function
in each company with a
variety of backgrounds and
experiences to assess,
review  and develop
recommendations. Define
and design the best way to
meet customer
requirements and provide
operational efficiency
Executive Committee and
Leadership Team

Phases 1 and 2

Integration Planning and Implementation
Process – Phase 1 Summary
Focus
Functional teams to share information and develop a deep understanding of the current organizations, cultures, processes and systems of each company
Align organizations as best as possible in terms of tasks performed and resources required.
Main Deliverables
Current (as is) organization structure and responsibilities
Goals, metrics and operational and financial performance of current organizations
Work processes – similarities and differences

Integration Planning and Implementation
Process – Phase 2 Summary
Focus
Recommend functional organizations (not names) for Day 1, interim and end state.
Create a plan of action to achieve end state
Develop job descriptions
Quantify new organization and compare to expense reduction target
Main Deliverables
New organizational charts
Timeline
Preliminary financial estimates
Best practices for the new organization
Actions relative to people, process and technology to achieve end state
Identify risks, concerns, opportunities
Identify system decision points and recommendations
Preliminary assessment of cost to achieve/implement

We continue to believe that:
We can achieve the $150 million to $175 million in cost synergies over the next three years and that the cost to achieve/implement are within $100 million to $120 million
SuperMedia and Dex One face similar business challenges and
opportunities
Each company brings industry-leading best practices to Dex Media that will benefit our customers and improve operational effectiveness and efficiency.
We see these opportunities across a broad range of functions (e.g. Sales,
Marketing, Technology, Administrative functions)
SuperMedia and Dex One's different strengths in digital solutions will enable us to select the social, mobile and local products that provide the best results for customers and offer them in all markets, while improving our efficiency in sourcing and fulfilling the solutions.
Current Synergy Assessment

Synergies

Expense Synergies
Initial View
Category Low High Description
Print Product, Publishing 25           30
Paper, printing and distribution economies of scale and process/vendor management redundancies
Digital Product Costs 20           25           Traffic acquisition efficiencies and fulfillment redundancies
Sales, Marketing, Advertising 40           45
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 20           25           Platform consolidation, vendor consolidation and support efficiencies
Corporate, Operational Overhead 45           50
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150         175
Current View
Category Low High Description
Print Product, Publishing 25           30
Paper, printing and distribution economies of scale and process/vendor management redundancies
Digital Product Costs 15           20           Traffic acquisition efficiencies and fulfillment redundancies
Sales, Marketing, Advertising 30           35
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 25           30           Platform consolidation, vendor consolidation and support efficiencies
Corporate, Operational Overhead 55           60
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150         175

2013 – 2015 Print Product and Publishing
Consolidation and rationalization of operations functions yields an approximate 35% reduction in headcount
Reduction in print, paper, and delivery through rationalization of suppliers to achieve scale, standardization of product formats and distribution processes
Examples include standardizing trim sizes, moving to common color tinting, aggressive consumer choice initiatives, standardizing column approach, managing secondary distribution, minimizing multiple directories in a market
Optimization and rationalization of distribution strategy and print volumes
Costs to achieve primarily associated with severance, relocation, recruiting and system conversion/integration
Current View
Category Low High Description
Print Product, Publishing 25           30
Paper, printing and distribution economies of scale and
process/vendor management redundancies
Digital Product Costs 15               20               Traffic acquisition efficiencies and fulfillment redundancies
Sales, Marketing, Advertising 30               35
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 25               30               Platform consolidation, vendor consolidation and support efficiencies
Corporate, Operational Overhead 55               60
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150         175

2013 – 2015 Digital Product Costs
Reductions and efficiencies gained through a common product portfolio
Examples include standardization of platforms and tools, selection of suppliers, distribution partners and SEM networks.
Costs to achieve primarily associated with severance, relocation, recruiting and implementation of platform and network conversions/integration.
Current View
Category Low High Description
Print Product & Publishing 25               30
Paper, printing and distribution economies of scale and process/vendor management redundancies
Digital Product Costs 15           20           Traffic acquisition efficiencies and fulfillment redundancies
Sales, Marketing, Advertising 30               35
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 25               30               Platform consolidation, vendor consolidation and support efficiencies
Corporate, Operational Overhead 55               60
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150         175

2013 – 2015 Sales, Marketing and Advertising
Application of most effective segmentation, channel management and productivity models yielding an anticipated headcount reduction of 20%.
Rationalization of contiguous and overlap markets
Elimination of duplicate resources in reporting, market research, barter, compensation, ad agency fees, vendors (e.g., call tracking)
Aligning sales leadership with new footprint and sales office configuration, reducing national sales marketing support
Best in class go to market and consulting approach, common recruiting and training practices.
Alignment of sales compensation plans
Costs to achieve is primarily severance, relocation and branding.
Current View
Category Low High Description
Print Product, Publishing 25               30
Paper, printing and distribution economies of scale and process/vendor management redundancies
Digital Product Costs 15               20               Traffic acquisition efficiencies and fulfillment redundancies
Sales, Marketing, Advertising 30           35
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 25               30               Platform consolidation, vendor consolidation and support efficiencies
Corporate, Operational Overhead 55               60
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150         175

Reduction in IT costs through rationalization of platforms, systems and operations
Consolidation of Distribution, Enterprise Resource Planning (ERP) and HR
systems; streamlining risk management and security systems; and other ancillary systems
Consolidation of production support and outsourcing; consolidate architecture,
R/D and Program Management Office (PMO) groups.
Costs to achieve primarily associated with severance, relocation, recruiting and various system and platform conversions/consolidations.
2013 – 2015 IT
Current View
Category Low High Description
Print Product, Publishing 25               30
Paper, printing and distribution economies of scale and process/vendor management redundancies
Digital Product Costs 15               20               Traffic acquisition efficiencies and fulfillment redundancies
Sales, Marketing, Advertising 30               35
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 25           30           Platform consolidation, vendor consolidation and support efficiencies
Corporate, Operational Overhead 55               60
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150         175

2013 – 2015 Corporate, Operational Overhead
Consolidation and rationalization of duplicative corporate functions such as
Finance, Legal, HR, etc. along with Operational functions.
Reduction in G&A functions and in real estate through elimination of facilities and efficiencies in real estate management
Operational overhead will be reduced through streamlining processes, handle times and driving to new KPI’s.
Savings in billing and collection processes via consolidation of vendors and other best practices
Costs to achieve primarily associated with severance, relocation, recruiting, system consolidations, facility closures and lease impairments.
Current View
Category Low High Description
Print Product, Publishing 25               30
Paper, printing and distribution economies of scale and process/vendor management redundancies
Digital Product Costs 15               20               Traffic acquisition efficiencies and fulfillment redundancies
Sales, Marketing, Advertising 30               35
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 25               30               Platform consolidation, vendor consolidation and support efficiencies
Corporate, Operational Overhead 55           60
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150         175

Digital Integration

Digital Integration Objectives
Achieve an integrated, comprehensive, defined
approach to the marketplace
Achieve an integrated set of offerings and solutions
Create a migration path, timeline and process for
supporting the above
Purpose is to define and create a product portfolio that
meets or exceeds customer needs in a profitable and
efficient manner

Digital Product Rationalization Principles
Providing products that meet customer requirements by delivering sustainable and measurable results.
Providing products that are better or equal to those offered by competitors in terms of performance, ease of use and results.
Providing products that deliver acceptable financial performance for the company (in terms of revenue growth, contribution margin, customer acquisition and customer retention).
Retaining and growing customers of both companies that use current digital products.
Consolidating product sets where possible to simplify go-to-market approach, achieve operational efficiencies and capture synergies, while taking into account transition costs and customer impact.

supermedia		dex one	
		✓		✓	
		✓		✓	
		✓		✓	
		✓		✓	
		✓			
		✓		✓	
		✓		✓	
		✓		✓	
		✓		✓	
		✓		✓	
				✓	
		✓		✓

2012 - Products
Digital Digital
Products Products
Description Description Solutions Solutions Solutions Solutions
Presence
Creating Online Visibility
iYP Placement
Placement of a business listing and
content on an iYP site
Identity Bundles, Orange,
SuperMatch
DSP and DEP Bundles, Prime
Display
Website Templated desktop site
Web.com (new), Hostopia, and
Netopia
Hostopia
Mobile Site
Mobile optimized site with similar
content to desktop
GoMobi Hostopia (part of Websites)
Reputation
Monitoring of client reputation,
social, and reviews online
Yext Boostability/YellowBot
Social Media
Creation and management of
Social Presence
Internal Supermedia –
Facebook
N/A - Trialing Solutions
YPH (YP.com) YP.com iYP Products Nationwide Illinois
Online Listings
Listings on Local/Vertical Engines
including Google+
Yext and Internal Boostability
Video Custom Shoot or Montage Videos bieMedia BieMedia, StudioNow
Promotion
Aggressive Promotion Techniques
Bundles
Bundles of Print and/or Online
Products as a single package
Orange and Top 5% DGA
SEM
Search Engine Marketing/Pay per
Click/Pay per Call
Internal Supermedia Internal, OrangeSoda, Kenshoo
Display
Online Banner Ads in various
formats
Banners sold and delivered to
Superpages.com only
PaperG
SEO
Organic methods of increasing
Search Engine Rankings
OrangeSoda Boostability

Product Sets Offered
Combined companies offer broad marketing
opportunities for customers on different platforms
SEM/Lead Generation
IYP/Presence (Web and Mobile)
SEO
Sites (Web and Mobile)
Display
Video
Reputation Management and Listings
Social Media

SEM/Lead Generation
Dex Media will offer a SEM/Lead Generation Product
Evaluated each company’s offering to best understand
differences.  Next steps are:
Complete commercial evaluation of:
Commercial model concepts  (explicit vs. embedded management fee)
Financial performance
Value delivered to customers
Traffic purchasing and network efficiency
Operational support requirements
Define next generation product functionality
Assess DexNet and Merchant Platform technologies to determine how to best support the product direction, with best client/traffic and cost performance, while capturing available synergies and efficiencies
Define migration options, assess impact of migration options on client retention and growth, transition costs and speed of implementation and final recommendations on platform approach integration plan.

IYP/Presence (Desktop and Mobile)
DexMedia’s presence products will include IYP sites (DexKnows/SuperPages)
including distribution to an extended network of Tier 1 and Tier 2 engines
Recommendations
Future IYP products should maintain the existing IYP brands and DNS structure to maintain SEO validity as well as recognition in the marketplace that can help retain usage (approach may differ for mobile)
IYP/Presence products should be standardized over time with publication in terms of content, advertising units, distribution, and commercial (monetization) approach
A single back-end platform should retain content for utilization on all owned desktop and mobile site/app versioning
Next Step
Determine the commercial model and supporting product set
Evaluate and agree upon the post-merger integration path/consolidation path for the platforms that will support the agreed common content, product set and commercial model
Recommend web technology platforms for future scalability to existing desktop owned presence, with separate evaluation of mobile site and application technology structure. Recommendation should be separated by platform/mode of usage.

Search Engine Optimization (SEO)
DexMedia should offer SEO products to meet a range of
SMB requirements
Recommendation:
Offer basic and high end products
Select a single provider
Product Managers will complete product definitions and
a vendor to recommend based on profitability

Websites (Desktop and Mobile)
DexMedia should offer a set of website products, basic
and custom, including mobile optimized sites
Recommendation:
Generate common product definition criteria
Select a single provider for all sites or single providers for each site product (basic, custom and mobile)
Do not force migration of client sites created by former vendors should the providing vendor change from the current vendor providing the client site

Display, Video, Reputation
Management/Listings and Social
Display
Should offer a product that that provides similar contribution margins comparable to other company products
Delivers sustainable measurable results for customers
Performs well in terms of customer retention and acquisition
Establish product and distribution criteria and recommend vendor
Video
With the rise in bandwidth, smartphones, tablets and enhanced SEO ranking for video, sale of a la carte and bundled video should be increased
Define the products and recommend a vendor
Reputation Management / Listing Claiming
Standardize onto one product solution
Define product  and recommend a vendor or vendors
Social
Evolve the product to include management for other social applications and communities (e.g Include LinkedIn, Twitter, Foursquare, Pinterest)
Agree on a single product and approach

Digital Work in Progress and Next Steps
People:
Plans submitted for both organizational structure and scope of responsibility
Focused on market demand for growth, internal company synergies, and internal profitability
Products - Plans underway as summarized:
Determine market criteria
Determine product features needed for market demand
Determine potential vendors and profitability
Determine consolidation, migration, and new launch criteria for combined
DexMedia footprint
Systems - Plans underway as summarized:
Determine functionality required to support product criteria
Determine system framework to support product and process direction
Determine architecture and infrastructure for transition to future long last state
Processes:
This will be an output of the Product and Systems discussions
Focus being the most efficient and complete use of processes to grow and retain clients

Current Situation

Continue to refine Phase 2 based on changes in the
business and learnings to date
Align stand-alone budgets into the 18 functional teams and assess against preliminary expense reduction targets
Refine expense reduction targets based on phase 2 work
Complete job descriptions for new organizational charts
Continue to assess the potential impact of timing
Phase 3
Identification and placement of qualified candidates into key leadership positions
Create timelines and dependencies in preparation for Day 1
Refined estimates on cost to achieve/implement
Ongoing Activities

Maintain focus on continuing to manage these
companies as separate and independent enterprises
thereby impeding our ability to take full advantage of
our combined scope prior to close
The companies are adhering to SEC and Anti-Trust regulations related to operating as a combined company
Doing as much as possible in preparation for Day 1 without incurring risk
Executive Leadership not named yet thereby slowing
recommendations and decision making
Naming executives too soon may jeopardize current stand-alone company’s performance and ability to achieve stand alone budgets
Identification and retention of key contributors
Companies still have individual 2013 commitments to
achieve
Challenges

Q & A?